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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  SEPTEMBER 5, 1996

                             CAMPBELL SOUP COMPANY

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  NEW JERSEY
                            STATE OF INCORPORATION

                                    1-3822
                           (COMMISSION FILE NUMBER)

                                  21-0419870
                      I.R.S. EMPLOYER IDENTIFICATION NO.


                                CAMPBELL PLACE
                        CAMDEN, NEW JERSEY  08103-1799
                          PRINCIPAL EXECUTIVE OFFICES

                       TELEPHONE NUMBER: (609) 342-4800


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THIS FORM 8-K CONTAINS 7 PAGES.
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 ITEM 5.  OTHER EVENTS


     On September 5, 1996, Campbell Soup Company issued the following press releases:

1. CAMPBELL ACQUIRES ERASCO GROUP, GERMANY'S LEADING CANNED SOUP BUSINESS

MOVE PROVIDES PLATFORM FOR ACCELERATED GROWTH IN LARGEST COMMERCIAL SOUP MARKET OUTSIDE US

CAMDEN, NJ -- SEPTEMBER 5, 1996 -- IN A STRONG MOVE TO GROW ITS CORE BUSINESSES OUTSIDE THE UNITED STATES, CAMPBELL SOUP COMPANY (NYSE:CPB) TODAY ANNOUNCED AGREEMENT ON A MAJOR ACQUISITION IN GERMANY -- THE LARGEST COMMERCIAL SOUP MARKET OUTSIDE THE U.S.-- THAT WILL TRANSFORM CAMPBELL INTO A DRIVING FORCE IN EUROPE. CAMPBELL HAS AGREED TO PURCHASE THE ERASCO GROUP OF COMPANIES (ERASCO) FROM GRAND METROPOLITAN FOR APPROXIMATELY US$210 MILLION.

     ERASCO IS GERMANY'S LEADING MANUFACTURER AND MARKETER OF CANNED SOUP AND "EINTOPF" (HEARTY STEWS) PRODUCTS UNDER THE "ERASCO", "GEWIKO", "JOKISCH" AND "JURGEN LANGBEIN" BRANDS. ERASCO ALSO IS A LEADING MARKETER OF SHELF-STABLE READY MEAL BRANDS THROUGHOUT GERMANY. IT HAS SALES OF APPROXIMATELY US$223 MILLION. ERASCO HAS APPROXIMATELY 900 EMPLOYEES THROUGHOUT GERMANY AND MANUFACTURING FACILITIES IN LUBECK, PREETZ, MAGDEBURG AND KALTENKIRCHEN.

     "WE ARE FOCUSING OUR RESOURCES TO DRIVE GROWTH IN OUR CORE BUSINESS IN AN IMPORTANT WORLD MARKET. ERASCO PROVIDES US A VALUABLE PLATFORM IN GERMANY IN TERMS OF HEAT-PROCESSED MANUFACTURING, DISTRIBUTION, MARKETING, INFRASTRUCTURE AND BRAND STRENGTH," SAID DAVID W. JOHNSON, CAMPBELL SOUP COMPANY CHAIRMAN, PRESIDENT AND CEO.

     "TOGETHER WITH OUR OTHER BUSINESSES, ERASCO WILL ACCELERATE OUR GROWTH IN HEAT-PROCESSED FOODS THROUGHOUT GERMANY AND ACROSS THE EUROPEAN UNION. AGAIN, WE PROCLAIM TO THE WORLD THAT 'SOUP' IS OUR MIDDLE NAME. JOINING ERASCO TO OUR POWERHOUSE BRANDS SECURES CAMPBELL SOUP LEADERSHIP IN EUROPE."

     MARTY THRASHER, PRESIDENT OF CAMPBELL'S INTERNATIONAL GROCERY DIVISION CITED ERASCO'S BRAND STRENGTH AND THE OPPORTUNITIES IN BOTH THE GERMAN AND EUROPEAN MARKETS. "GERMANS EAT SIX TIMES MORE SOUP PER CAPITA THAN U.S. CONSUMERS. BEYOND ERASCO'S LEADING MARKET POSITION, WE SEE SIGNIFICANT OPPORTUNITY TO GROW GERMANY'S APPROXIMATELY US$1 BILLION COMMERCIAL SOUP CATEGORY."

     "ERASCO IS A PERFECT FIT FOR CAMPBELL SOUP COMPANY. IT IS A POWER BRAND IN GERMANY AND BRANDS ARE OUR LIFEBLOOD. TEAMED WITH OUR FOCUS ON BRANDED SOUP, WE SEE EXCITING POTENTIAL IN ERASCO," SAID THRASHER.

     THE ERASCO ACQUISITION FOLLOWS A SERIES OF KEY INTERNATIONAL MOVES BY CAMPBELL TO GROW CORE BUSINESSES OVERSEAS INCLUDING:

     - THE FORMATION OF A JOINT VENTURE BETWEEN GODIVA CHOCOLATIER AND J. OSAWA LTD., A JAPANESE SPECIALTY TRADING COMPANY IN SEPTEMBER 1996. THE NEW











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          VENTURE, GOURMAND JAPAN K.K., WILL IMMEDIATELY OPERATE 33 GODIVA
          RETAIL STORES IN JAPAN. THE FOCUS WILL BE ON ACCELERATING SALES GROWTH THROUGH STORE EXPANSION. PLANS CALL FOR ADDING 20 STORES BY THE YEAR 2000. GODIVA IS THE LEADING PREMIUM CHOCOLATE IN JAPAN.

     - ACQUISITION OF KETTLE CHIP COMPANY IN JULY 1996 BY ARNOTTS, AUSTRALIA'S LEADING COOKIE COMPANY, OF WHICH CAMPBELL IS MAJORITY OWNER, AS PART OF ITS EXPANSION INTO SNACKS. KETTLE CHIP HAS GAINED 6 PERCENT OF THE AUSTRALIAN CHIP MARKET SINCE ITS FOUNDING IN 1989.

     - ACQUISITION OF CHEONG CHAN IN MALAYSIA IN DECEMBER 1995, GIVING CAMPBELL ITS FIRST MANUFACTURING FACILITY IN ASIA AND DISTRIBUTION THROUGHOUT THE ASEAN COUNTRIES OF MALAYSIA, SINGAPORE, INDONESIA, BRUNEI, THAILAND, THE PHILLIPINES AND VIETNAM;

     - ACQUISITION OF HOMEPRIDE COOKING SAUCES IN THE UNITED KINGDOM IN AUGUST 1995, THE TOP COOKING SAUCE BRAND THERE;

     - THE FORMATION OF FT HELIOS ARNOTTS LIMITED, THE COMPANY'S FIRST ASIAN BISCUIT MANUFACTURING JOINT VENTURE WITH ARNOTTS LIMITED (A BISCUIT COMPANY OF WHICH CAMPBELLS OWNS MAJORITY CONTROL IN AUSTRALIA) AND HELIOS FOODS, PART OF THE KALBE FARMA GROUP -- ONE OF INDONESIA'S LARGEST BUSINESS CONGLOMERATES;

     - THE FORMATION OF A JOINT VENTURE WITH NAKANO VINEGAR COMPANY, A WELL-ESTABLISHED FOOD COMPANY IN JAPAN, TO MARKET AND DISTRIBUTE CAMPBELL SOUPS;

     - AND ON-GOING EXPANSION OF ITS CURRENT BUSINESSES IN HONG KONG, CHINA, TAIWAN, KOREA, AUSTRALIA, THE PHILIPPINES, INDONESIA AND SINGAPORE. CAMPBELL EXPORTS SOUPS, TOMATO AND VEGETABLE JUICES AND BISCUITS (COOKIES) INTO ASIA FROM PLANTS IN THE U.S. AND AUSTRALIA.

     CAMPBELL SOUP COMPANY IS THE WORLD'S LARGEST PRODUCER OF SOUPS. ITS BRANDS COMMAND AN 80 PERCENT SHARE OF THE WET SOUP MARKET IN NORTH AMERICA. THE ACQUISITION IS CONTINGENT ON GOVERNMENT APPROVAL AND SHOULD BE COMPLETED IN THE FALL.

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2. CAMPBELL TO LAUNCH MAJOR "DUTCH AUCTION" SHARE REPURCHASE

CAMDEN, N.J., SEPTEMBER 5, 1996 -- Campbell Soup Company announced today that its Board of Directors has authorized a "Dutch auction" share repurchase valued at $1.5 billion. An open market purchase program for approximately $1 billion over two years will follow the Dutch auction. The share repurchase programs are part of a comprehensive set of initiatives designed to build shareowner wealth. The authorization for $2.5 billion for share repurchases represents approximately 15% of Campbell's current market value.

     "Share repurchases, which reduce our cost of capital, will henceforth be a conscious element of our long-term drive to build shareowner wealth. This marks a major departure from our past practice in which we bought back shares primarily to prevent dilution of ownership," said David W. Johnson, Campbell Chairman, President and Chief Executive









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Officer. "Share repurchases will accelerate EPS growth, which in turn will enhance share valuation, building shareowner wealth."

     The company announced that the price range and other details of the offer will be released next week. Campbell reported that it has been advised that no directors or officers will be tendering into the offer.

      "The share repurchases will be financed with additional debt," said Basil L. Anderson, Senior Vice President - Finance, Chief Financial Officer and Treasurer. "Campbell's strong cash flow provides ample room to repurchase shares, while at the same time growing our business. By shifting financing from equity to debt, Campbell will be able to lower its cost of capital and increase the returns to its shareowners."

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3. INITIATIVES TO DRIVE GROWTH

MAJOR ONE-TIME STOCK BUYBACK, ACQUISITION,
BRAND-BUILDING AND RECONFIGURED OPERATIONS
ARE KEY ELEMENTS OF COMPREHENSIVE STRATEGIC GROWTH PLAN

CAMDEN, NJ -- SEPTEMBER 5, 1996 -- Campbell Soup Company (NYSE: CPB) today announced a set of strategic brand-building and organizational actions to accelerate its sales and earnings growth and fulfill the company's vision of "Best in Show."

     "We are poised for breaking away from our competitors in the food industry," David W. Johnson, Campbell Chairman, President, and Chief Executive Officer said. "This strategic growth plan is designed to vault our company into the ranks of the world's renowned consumer goods companies, in terms of financial profile and market multiple."

     Actions center on strengthening Campbell's brands powerhouse through growth of new and existing products and through strategic acquisitions, according to announcements made today by Johnson. Funding for those investments will come from improved asset utilization, including plant rationalization plans, organizational efficiencies and divestitures.

     Two major elements of the Campbell growth plan are a $2.5 billion stock repurchase program, and the acquisition of the Erasco Group, Germany's leading canned soup company, from Grand Metropolitan. (See separate releases for details)

     The company announced it will take an after-tax charge of approximately $160 million in first quarter Fiscal 1997 to cover restructuring and related expenses.

     Key to funding these investments, Campbell announced a three-part program based on a recently completed review of its operations. Every major business process, including sales, manufacturing, product development, marketing expenditures, purchasing, research and development, and general administrative expense was examined. The actions announced today are expected to generate $200 million in savings over the next two years.











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     "We begin this new attack from a position of great strength," said
Johnson. "Our balance sheet and cash flow are strong. Since 1990, we have divested non-strategic and low-margin businesses with approximately $800 million in sales and acquired strategic, higher-margin businesses with more than $1.2 billion in sales, including Mexican sauce leader Pace Foods. Our management team has transformed Campbell into a place where results count and where the bar is constantly raised.

     "Competition remains fierce," Johnson said, "so we must make strategic moves to maintain our leadership position and to grow Campbell to the next performance level. We conducted a fundamental re-examination of our North American operations to answer a single question: 'How can we do it better?' We are making enduring changes that will grow the company in the U.S. and around the world."

     Other main elements of the growth plan include:

BRAND INNOVATION AND INVESTMENTS:

     "Campbell has more number 1 and 2 brands per dollar of sales than any other food company, " Johnson said. "The centerpiece of this strategic growth plan is brand-building. We will drive consumer appeal to new heights by investing even more in our icons such as Chicken Noodle, Tomato, and Cream of Mushroom Soups. Our recent change in the formula for Chicken Noodle--adding 33 percent more chicken--has increased sales of America's number one selling grocery item by 15 percent. We will also develop high-quality new soups, sauces and bakery products in growing segments such as premium and healthy. And we will expand aggressively into new distribution channels like club stores, and new geographies, including Germany. This is brand power brought alive."

Campbell's brand investment initiatives include:

- -    Soup

     -    A new complete line of premium-quality Campbell's soups

     -    New Campbell's 98% Fat-Free cream soups

     -    New Campbell's Healthy Request Creative Chef cooking soups

     -    New Campbell's frozen soups

- -    Swanson Broth in resealable cartons for low-fat cooking.

- -    Franco American 'Superiore' premium canned pasta.

- -    New "milk carton" packaging of Pepperidge Farm Goldfish crackers' for expansion into the snack aisle; and a new advertising campaign for Pepperidge's Milano premium cookies.














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- -    Food Service, Campbell's fastest growing business, plans initiatives in frozen soups as well as new global thrusts to drive growth in the quick-service restaurant segment. The Food Service division is a major supplier to KFC, Wendy's and McDonald's.

- -    Launch of U.S. market leader Pace Mexican sauces in Germany.

- -    A major new nutrition initiative from Campbell's Center for Nutrition and
     Wellness will be tested soon.

- -    Campbell plans a substantial increase in its worldwide advertising spending, primarily behind U.S. brands. The advertising will be aimed at driving new eating occasions in soups and sauces, increased household penetration of V8 and Pepperidge Farm cookies and goldfish crackers, and selective new products.

ACQUISITIONS

- -     In addition to Erasco, Campbell also announced a new joint venture between Godiva Chocolatier and J. Osawa Ltd., a Japanese specialty trading company. The new venture, Gourmand Japan K.K., will immediately operate 33 Godiva retail stores in Japan. The focus will be on accelerating sales growth through store expansion. Plans call for adding 20 stores by the year 2000. Godiva is the leading premium chocolate in Japan.

- - On July 15, 1996, Arnotts, Australia's leading cookie company, of which Campbell is majority owner, announced the purchase of Kettle Chip Company as part of its expansion into snacks. Kettle Chip has gained 6 percent of the Australian chip market since it was founded in 1989.

FUNDING THE GROWTH PLAN

- -    ASSET UTILIZATION

     - Better asset utilization is the aim of an ongoing review of Campbell's North American thermal manufacturing operations. The goal is to identify the optimal manufacturing structure, focusing operations by product lines and geographic advantage. Many possibilities exist to improve our efficiency, thanks in part to investments over the years in modern plant technology systems.

     - End seasonal tomato paste processing at the Sacramento, California plant. Requirements will be met by purchasing on the open market and shifting production to other Campbell North American facilities.

     - Other areas of vertical integration under review include can making, pasta making, and ingredient supply systems.

     - Close a ramen noodle operation in Atlanta, Georgia. The leased plant has approximately 100 employees and manufactures products under the "Campbell" and "Ramen Pride" brand names. Production will be consolidated at Campbell's City of Industry, California plant.











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     -    Reconfigure Pepperidge Farm's biscuit operation at its Lakeland,
          Florida facility. Approximately 200 jobs will be eliminated by May 1, 1997. The adjoining Lakeland bakery operation, which employs approximately 185 people, is not affected by this announcement.

     - Sell poultry processing operations located in Douglas, Georgia; Tecumseh, Nebraska; and Worthington, Minnesota. Many of those employed at these plants could be offered positions by prospective buyers.

- -    COST PRODUCTIVITY

     - Campbell will eliminate approximately 650 positions in operations across North America; 175 positions will be cut at its World Headquarters in Camden, NJ. All departments are impacted. In addition, approximately 475 positions in its other North American operations will be eliminated.

     - Globalize procurement by centralizing purchasing teams at the Camden headquarters with gains expected in both costs and supplier relationships. Focus administrative services by corporate staffs on essential, customer-driven work. Units such as payroll and payables will be centralized. Studies on outsourcing certain activities are also proceeding.

     - Close a poultry research facility in Farmington, Arkansas. It employs 28 people, some of whom will be offered relocation to Campbell World Headquarters in Camden.

- -    PORTFOLIO RECONFIGURATION

     - Campbell announced plans to divest non-strategic businesses with approximately $500 million in sales during the next two years. This continues the company's strategy to focus on core businesses and divest under-performing operations.

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                                  SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, CAMPBELL SOUP COMPANY HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                              CAMPBELL SOUP COMPANY


                              BY: /S/ JOHN J. FUREY
                                 ------------------
                                 JOHN J. FUREY
                                 CORPORATE SECRETARY

DATE:  SEPTEMBER 5, 1996











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